UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: March 29, 2006
                        (Date of earliest event reported)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

           Nevada                 0-17371                      90-0196936
(State or other jurisdiction    (Commission                 (I.R.S. Employer
of incorporation or             File Number)              Identification Number)
organization)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)

                                 (405) 488-1304
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On March 31, 2006, Quest Resource Corporation issued a press release in which it announced its 2005 year-end operating and financial results. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

     On March 29, 2006, Quest Resource Corporation issued a press release reporting certain operating data and its December 31, 2005 reserve report. On March 29, 2006, the Company filed such press release on a Form 8-K.

Item 7.01 Regulation FD Disclosure

     On April 3, 2006, Quest Resource Corporation issued a press release reporting its intention for a Company representative to make presentations at two, upcoming energy investment conferences. A copy of the press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

     The following material is furnished pursuant to Item 9.01 as an exhibit to this Form 8-K.

     (d) Exhibits

     Exhibit Number     Description
     --------------     -----------

          99.1          Press release of Quest Resource Corporation dated March
                        31, 2006.

          99.2          Press release of Quest Resource Corporation dated April
                        3, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        QUEST RESOURCE CORPORATION



                                        By: /s/ David E. Grose
                                            ------------------------------------
                                            David E. Grose
                                            Chief Financial Officer

     Date: April 3, 2006

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